NUMBER

PS 14722

PROGRESS
SOFTWARE

SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

PROGRESS SOFTWARE CORPORATION

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

COMMON STOCK, $.01 PAR VALUE

THIS IS TO CERTIFY THAT

CUSIP 743312 10 0

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

PROGRESS SOFTWARE CORPORATION

(Hereinafter called the Corporation), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

TREASURER

PROGRESS SOFTWARE CORPORATION
INCORPORATED
1981
MASSACHUSETTS

PRESIDENT

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—__________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

__________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: __________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.